As filed with the Securities and Exchange Commission on December 2, 2002

                                                 Registration No.: 2-92655
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     |_| Pre-Effective Amendment No. ___   |_| Post-Effective Amendment No. __
                        (Check appropriate box or boxes)

                Exact Name of Registrant as Specified in Charter:
                              EXCELSIOR FUNDS, INC.

                         Area Code and Telephone Number:
                                 (800) 446-1012

                     Address of Principal Executive Offices:
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                     Name and Address of Agent for Service:
                                W. Bruce McConnel
                           Drinker Biddle & Reath LLP
                                One Logan Square

                               18th Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996



Approximate Date of Proposed Public Offering: On or about March 4, 2003.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration Nos. 2-92655; 811-4088) pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for the fiscal year ended March 31, 2002 was filed on June 28, 2002. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to the shares previously registered on the aforesaid Registration Statement on Form N-1A.

It is proposed that this filing will become effective on January 1, 2003 pursuant to Rule 488 under the Securities Act of 1933.

                              EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 (800) 446-1012


                                January __, 2003


Dear Shareholder:

         Excelsior Funds, Inc.'s Latin America Fund will hold a special meeting of shareholders on February 25, 2003 at 10:00 a.m. (Eastern Time). At this meeting, shareholders of the Fund will be asked to vote on the proposed reorganization of the Latin America Fund into Excelsior Funds, Inc.'s Emerging Markets Fund.

         The purpose of the reorganization is to enable shareholders to invest in a larger fund with a similar investment strategy. The combined assets of the two Funds would be larger than the assets of the Latin America Fund alone. This greater asset size would allow shareholders to take advantage of the possible benefits of economies of scale and spreading fixed costs across a larger asset base. Further, the reorganization would be tax-free and would not dilute your investment.

         The Board of Directors recommends that you vote in favor of the proposed reorganization. We urge you to vote as soon as possible. Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by mail, by phone, by Internet or in person. A self-addressed, postage-paid envelope has been enclosed for your convenience.

         Thank you for your continued investment in the Excelsior Funds and for your support in this matter.

                                   Sincerely,

                                   Frederick S. Wonham
                                   Chairman of the Board

                              EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 (800) 446-1012

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF THE LATIN AMERICA FUND

                         To Be Held on February 25, 2003

To the Shareholders of the Latin America Fund:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Meeting") of the Latin America Fund, an investment portfolio offered by Excelsior Funds, Inc. (the "Company"), will be held at the offices of U.S. Trust Company located at 225 High Ridge Road, Stamford, CT 06905 on February 25, 2003 at 10:00 a.m. (Eastern time). During the Meeting, the shareholders will vote on the following proposals:

         ITEM 1. To approve or disapprove a Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets and liabilities of the Company's Latin America Fund to the Company's Emerging Markets Fund, the amendment of the Company's Charter reclassifying all shares designated as Class P Common Stock of the Latin America Fund as shares of Class W Common Stock of the Emerging Markets Fund, and accomplishment of the reclassification by the issuance of such shares of the Emerging Markets Fund to shareholders of the Latin America Fund.

         ITEM 2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.


THE DIRECTORS RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

         The proposed reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. Appendix A to the Combined Proxy Statement/Prospectus is a copy of the Plan of Reorganization.

         Shareholders of record as of the close of business on December 16, 2002 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY CARD FOR INSTRUCTIONS.

                                                     By the Order of the
                                                     Board of Directors

                                                     W. Bruce McConnel
                                                     Secretary

January __, 2003

                               TABLE OF CONTENTS

                                                                                                               Page
SUMMARY ......................................................................................................   3
         Proposed Reorganization .............................................................................   3
         Reasons For Reorganization ..........................................................................   3
         Federal Income Tax Consequences .....................................................................   4
         Comparison of the Investment Objectives and Strategies of the Funds .................................   4
         Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing .......   4
         Risk Factors ........................................................................................   4
         Comparative Fee Table ...............................................................................   6
INFORMATION RELATING TO THE PROPOSED REORGANIZATION ..........................................................   8
         Description of the Plan of Reorganization ...........................................................   8
         Board Consideration .................................................................................   9
         Capitalization ......................................................................................  11
         Federal Income Tax Consequences .....................................................................  11
COMPARISON OF THE FUNDS ......................................................................................  12
         Investment Objectives and Strategies ................................................................  12
         Fundamental Investment Limitations ..................................................................  13
         Performance .........................................................................................  13
INFORMATION RELATING TO VOTING MATTERS .......................................................................  15
         General Information .................................................................................  15
         Solicitation of Proxies .............................................................................  15
         Voting Process ......................................................................................  16
         Costs ...............................................................................................  16
         Tabulation of Proxies and Quorum ....................................................................  16
         Adjournments and Other Business .....................................................................  16
         Outstanding Shares and Significant Shareholders .....................................................  17
ADDITIONAL INFORMATION .......................................................................................  17
         Investment Advisers and Principal Underwriter .......................................................  17
         Other Service Providers .............................................................................  18
         Annual Meetings .....................................................................................  18
FINANCIAL HIGHLIGHTS .........................................................................................  18
APPENDIX A   PLAN OF REORGANIZATION .......................................................................... A-1
APPENDIX B   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..................................................... B-1

                              EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                                 (800) 446-1012

                       COMBINED PROXY STATEMENT/PROSPECTUS
                             DATED JANUARY __, 2003


         This Combined Proxy Statement/Prospectus ("Proxy/Prospectus") is furnished in connection with the solicitation of proxies by the Board of Directors of Excelsior Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders (the "Meeting") of the Company's Latin America Fund to be held at 10:00 a.m. (Eastern time), on February 25, 2003 at the offices of U.S. Trust Company located at 225 High Ridge Road, Stamford, CT 06905, or any adjournment thereof. At the Meeting, shareholders of the Latin America Fund will be asked to consider and approve a proposed Plan of Reorganization dated as of November 15, 2002 and the transactions contemplated thereby. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Latin America Fund and Emerging Markets Fund are each separate investment portfolios of the Company. Each of the Latin America Fund and the Emerging Markets Fund offers one class of shares.

         The proposed Plan of Reorganization provides that: (i) the Latin America Fund will transfer all of its assets and liabilities to the Emerging Markets Fund; (ii) all shares designated as Class P Common Stock of the Latin America Fund will be reclassified as shares of Class W Common Stock of the Emerging Markets Fund; (iii) and each holder of shares of the Latin America Fund will hold, immediately after the effective time of the reorganization, full and fractional shares of the Emerging Markets Fund with the same aggregate dollar value as the shareholder had in the Latin America Fund immediately before the transaction (the "Reorganization").

         This Proxy/Prospectus sets forth the information that a shareholder of the Latin America Fund should know before voting on the Plan of Reorganization and should be retained for future reference. Please review the enclosed Prospectus for the Emerging Markets Fund. The following documents have been filed with the Securities and Exchange Commission ("SEC") and are also incorporated by reference into this Proxy/Prospectus: the Prospectus for the Latin America and Emerging Markets Funds (collectively, the "Funds") dated August 1, 2002; the Statement of Additional Information dated August 1, 2002 relating to the Funds; Management's Discussion of Fund Performance, the Report of Independent Auditors and the financial statements included in the Annual Report to Shareholders of the Latin America Fund dated March 31, 2002; the financial statements included in the Semi-Annual Report to Shareholders of the Funds dated September 30, 2002; and the Statement of Additional Information dated January __, 2003 relating to this Proxy/Prospectus.

         The Latin America Fund has previously sent its Annual Report and Semi-Annual Report to shareholders. For a free copy of these Reports or any of the documents described above, you may call 1-800-446-1012 (or, from overseas, (617) 483-7297), or you may write to the Latin America Fund at the address listed on the cover of this Proxy/Prospectus. You may also obtain many of these documents by accessing the Internet site for Excelsior Funds, Inc. at www.excelsiorfunds.com. In addition, these documents may be obtained from the EDGAR database on the SEC's Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

         This Proxy/Prospectus constitutes the Latin America Fund's Proxy Statement for the Meeting, and the Prospectus for the shares of the Emerging Markets Fund that have been registered with the SEC and are to be issued in connection with the Reorganization.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE EMERGING MARKETS FUND OR PASSED UPON THE ADEQUACY OF THIS PROXY/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

         The following is a summary of certain key features of the proposed Plan of Reorganization and of the information contained in this Proxy/Prospectus. Please review the full Proxy/Prospectus prior to casting your vote.

         Proposed Reorganization. The Company's Board of Directors is recommending that the Emerging Markets Fund acquire the assets and liabilities of the Latin America Fund. Subject to shareholder approval, the Emerging Markets Fund will acquire all of the assets and liabilities of the Latin America Fund and the Company's Charter will be amended to reclassify all shares designated as Class P Common Stock of the Latin America Fund as shares of Class W Common Stock of the Emerging Markets Fund. As a result, each shareholder of the Latin America Fund will become a shareholder of the Emerging Markets Fund and will hold, immediately after the time the Reorganization becomes effective (the "Effective Time"), the same aggregate dollar value of shares of the Emerging Markets Fund as the shareholder held in the Latin America Fund immediately before the Effective Time.

         For further information, see "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Description of the Plan of Reorganization."

         Reasons For Reorganization. The primary reason for the Reorganization is to create a larger, more efficient fund. The Company's Board of Directors recognized that the Latin America Fund was unlikely to become economically viable. In connection with its approval of the Plan of Reorganization, the Company's Board of Directors considered, among other things:

         (1) That the investment objectives and strategies of the Latin America Fund were generally similar to those of the Emerging Markets Fund;

         (2) That the greater aggregate assets upon consummation of the Reorganization of the Latin America Fund into the Emerging Markets Fund would allow the Emerging Markets Fund to take advantage of the possible benefits of a larger asset base, including economies of scale and spreading fixed costs across a larger asset base;

         (3)      The relative performance of the Funds;

         (4) That the Reorganization would be tax-free for shareholders of the Latin America Fund who choose to remain shareholders of the Emerging Markets Fund; and

         (5) That the interests of the Funds' shareholders would not be diluted as a result of the Reorganization.

         After consideration of the reasons for the proposed Plan of Reorganization, the Board of Directors has authorized the Plan of Reorganization and recommended approval of the Plan of Reorganization by the shareholders of the Latin America Fund. Please review "INFORMATION RELATING TO THE PROPOSED PLAN OF REORGANIZATION--Board

Consideration" for more information regarding the factors considered by the Company's Board of Directors.

         Federal Income Tax Consequences. Consummation of the Reorganization will not be a taxable event for federal income tax purposes for the Latin America Fund, the Emerging Markets Fund or their respective shareholders. See "INFORMATION RELATING TO THE PROPOSED REORGANIZATION--Federal Income Tax Consequences."

         Comparison of the Investment Objectives and Strategies of the Funds. The investment objective of both the Emerging Markets and Latin America Funds is to seek long-term capital appreciation. Under normal circumstances, the Emerging Markets Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. The Latin America Fund, under normal circumstances, invests at least 80% of its net assets in equity securities of companies located in Latin America, which includes Central and South America.

         In managing the Funds, United States Trust Company of New York ("USTNY") and U.S. Trust Company ("U.S. Trust Co."), the Company's joint investment advisers (collectively, "U.S. Trust"), select investments by applying a bottom-up investment approach designed to identify companies that U.S. Trust expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products whose value is not recognized in the price of their securities.

         In applying these strategies to the Emerging Markets Fund, U.S. Trust places greater emphasis on investments in the global emerging markets. As a result, the Emerging Markets Fund has a relatively smaller portion of its assets invested in companies located in Latin America than the Latin America Fund.

         For further information, see "COMPARISON OF THE FUNDS--Investment Objectives and Strategies."

         Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing. The procedures for purchasing, redeeming and exchanging shares of the Latin America Fund are the same as those of the Emerging Markets Fund. Additionally, dividends from net investment income are declared and paid at least semi-annually for both Funds, and net realized gains (if any) for these Funds are also distributed at least annually. The net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange. The procedures for valuing the assets of the Latin America Fund are the same as for those of the Emerging Markets Fund.

         Risk Factors. The principal risks of the two Funds are identical except that the Latin America Fund is subject to concentration risk, while the Emerging Markets Fund is not. All of the principal risks applicable to the Funds are described in the table below.

------------------------------------------------------------------------------------- --------------------------------
                                   Principal Risk                                          Funds Subject to Risk
                                   --------------                                          ---------------------

------------------------------------------------------------------------------------- --------------------------------
Equity Risk - Equity securities include public and privately issued equity                  Latin America Fund
securities, common and preferred stocks, warrants, rights to subscribe to common
stock and convertible securities, as well as instruments that attempt to track             Emerging Markets Fund
price movement of equity indices.  Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time.  The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

------------------------------------------------------------------------------------- --------------------------------
Foreign Security Risks - Investments in securities of foreign companies or                  Latin America Fund
governments can be more volatile than investments in U.S. companies or
governments.  Diplomatic, political or economic developments, including                    Emerging Markets Fund
nationalization or appropriation, could affect investments in foreign countries.
Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign companies or governments generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic U.S.
companies or governments.  Transaction costs are generally higher than those in the
U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S.
securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

------------------------------------------------------------------------------------- --------------------------------
Emerging Markets Risks - Emerging market countries are countries that the World             Latin America Fund
Bank or United Nations considers to be emerging or developing.  Emerging markets
may be more likely to experience political turmoil or rapid changes in market or           Emerging Market Fund
economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.  As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the
U.S. dollar.

------------------------------------------------------------------------------------- --------------------------------
Concentration Risk - The economic and political environments of countries in Latin          Latin America Fund
America frequently are interrelated and the value of regional markets and issuers often will rise and fall together.  As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investment were more geographically diversified.
The

------------------------------------------------------------------------------------- --------------------------------

------------------------------------------------------------------------------------- --------------------------------
                                   Principal Risk                                          Funds Subject to Risk
                                   --------------                                          ---------------------

------------------------------------------------------------------------------------- --------------------------------
Fund's focus on Latin America also increases its potential share price volatility.

     The Latin American economies have experienced considerable difficulties, including high inflation rates, high interest rates and currency devaluations.
As a result, Latin American securities markets have experienced extraordinary volatility. Emergence of the Latin American economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as stable political and social conditions. Developments also may be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities.

------------------------------------------------------------------------------------- --------------------------------
Currency Risk - Investments in foreign securities denominated in foreign                    Latin America Fund
currencies involve additional risks, including: (i) a Fund may incur substantial
costs in connection with conversions between various currencies; and (ii) only a          Emerging Markets Fund
limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

------------------------------------------------------------------------------------- --------------------------------

         Comparative Fee Table. The following table sets forth: (i) the fees and expenses of shares of the Latin America Fund as of March 31, 2002; (ii) the fees and expenses of shares of the Emerging Markets Fund as of March 31, 2002; and
(iii) the estimated fees and expenses of the shares of the Emerging Markets Fund on a pro forma basis after giving effect to the proposed Reorganization.


                                              LATIN AMERICA FUND    EMERGING MARKETS     PRO FORMA COMBINED
                                                                          FUND         EMERGING MARKETS FUND

 SHAREHOLDER TRANSACTION EXPENSES

 Front-End Sales Load
  (Maximum Sales Load imposed on purchaser)             None                 None                None
 Deferred Sales Load                                    None                 None                None
 Sales Load on Reinvested
     Dividends                                          None                 None                None
 Redemption Fees/1/                                    2.00%                2.00%               2.00%
 Exchange Fees                                          None                 None                None
 Maximum Account Fee                                    ---                 ---                 ---
 ANNUAL FUND OPERATING EXPENSES
   (as a percentage of
   average net assets)
 Management Fees                                        ---                 ---

 Advisory Fees                                         1.00%             1.25%                  1.25%
   12b-1 Fees                                           None                 None                None
   Other Expenses
   Administrative Servicing Fee                0.40%                   0.40%           0.40%
   Other Operating Expenses                    0.63%                   0.55%           0.54%
   Total Other Operating Expenses                      1.03%                0.95%               0.94%
                                             -----------------------------------------------------------------
   Total Annual Operating Expenses                     2.03%                2.20%               2.19%
   Fee Waivers and Expense Reimbursements/2/         (0.33)%              (0.50)%              (0.49)%
                                             -----------------------------------------------------------------
   Net Annual Operating Expenses/2/                    1.70%                1.70%               1.70%

     1. This redemption fee is charged only if investors in the Funds sell their shares within 30 days of the date of purchase.

     2. U.S. Trust has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.70%. The fee waiver and expense reimbursement agreement for the Latin America Fund and the Emerging Markets Fund may not be terminated before March 31, 2003. The fee waiver and expense reimbursement agreement for the combined Emerging Markets Fund may not be terminated before March 31, 2004.


Example: This Example is intended to help you compare the cost of investing in the Latin America Fund and the Emerging Markets Fund currently with the cost of investing in the Emerging Markets Fund on a pro forma combined basis, and also allows you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the period. In addition, the Example assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions.


                                                1 Year          3 Years           5 Years          10 Years
                                                ------          -------           -------          --------
LATIN AMERICA FUND                               173              605              1,063            2,332

EMERGING MARKETS FUND                            173              640              1,134            2,495

PRO FORMA COMBINED EMERGING MARKETS FUND         173              638              1,130            2,485

         The gross advisory fee paid by the Emerging Markets Fund is 25 basis points higher than the Latin America Fund. However, the Latin America Fund's "Other Operating Expenses" are 8 basis points higher than the Emerging Markets Fund. On a combined basis, the net annual operating expenses of the Emerging Markets Fund will be the same as the Latin America Fund. Moreover, U.S. Trust has committed contractually to waive fees and reimburse expenses to ensure that for a period of approximately one-year from the date of the Reorganization (until March 31, 2004), the net operating expense ratio of the combined Emerging Markets Fund will not exceed the pro forma net operating expense ratio described in the above fee table.

               INFORMATION RELATING TO THE PROPOSED REORGANIZATION

         The terms and conditions of the Reorganization are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a copy of which is attached as Appendix A to this Proxy/ Prospectus.

         Description of the Plan of Reorganization. The Plan of Reorganization provides that prior to the Effective Time, the Company will execute and file with the Maryland State Department of Assessments and Taxation Articles of Amendment to the Company's Charter (the form of which is attached hereto as part of Appendix A). These Articles of Amendment will reclassify all shares designated as Class P Common Stock of the Latin America Fund ("Latin America Fund Shares") as shares of Class W Common Stock of the Emerging Markets Fund (Emerging Markets Fund Shares") as of the Effective Time.

         At the Effective Time, all of the assets and liabilities of the Latin America Fund will be transferred to the Emerging Markets Fund, such that at and after the Effective Time, the assets and liabilities of the Latin America Fund will become the assets and liabilities of the Emerging Markets Fund. In exchange for the transfer of assets and liabilities, the Company will reclassify all authorized and classified Latin America Fund Shares as Emerging Markets Fund Shares. The Latin America Fund Shares that are reclassified as Emerging Markets Fund Shares will have an aggregate net asset value equal to the aggregate net asset value of the Latin America Fund Shares that are outstanding immediately prior to the Effective Time. At and after the Effective Time, all debts, liabilities and obligations of the Latin America Fund will attach to the Emerging Markets Fund and may thereafter be enforced against the Emerging Markets Fund to the same extent as if they had been incurred by it.

         The Plan of Reorganization provides that the Board of Directors of the Company will declare a dividend or dividends with respect to the Latin America Fund prior to the Effective Time. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Latin America Fund all undistributed ordinary income earned and net capital gains recognized up to and including the Effective Time.

         The stock transfer books of the Company for the Latin America Fund will be permanently closed as of the close of business on the day immediately preceding the Effective

Time. Redemption requests received thereafter by the Company with respect to the Latin America Fund will be deemed to be redemption requests for the Emerging Markets Fund. If any Latin America Fund Shares held by a Latin America Fund shareholder are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the Emerging Markets Fund Shares issued to the shareholder in the Reorganization will be redeemed.

         The Reorganization is subject to a number of conditions. These conditions include:

         (1) The approval of the Plan of Reorganization and the transactions contemplated therein by the shareholders of the Latin America Fund; and

         (2) The receipt of certain legal opinions described in the Plan of Reorganization including a legal opinion of Drinker Biddle & Reath LLP that the Emerging Markets Fund Shares issued to shareholders of the Latin America Fund in accordance with the terms of the Plan of Reorganization will be validly issued, fully paid and non-assessable.

         The Company, by consent of its Board of Directors, may waive any condition to the obligations of the Latin America Fund or Emerging Markets Fund under the Plan of Reorganization if, in its judgment, the waiver will not have a material adverse affect on the interests of the shareholders of the Latin America Fund or the Emerging Markets Fund.

         The expenses incurred in connection with the Reorganization will be borne by U.S. Trust.

         Assuming satisfaction of the conditions in the Plan of Reorganization, the Effective Time will be on or about March 4, 2003, or such other date as is scheduled by the Company.

         The Plan of Reorganization and the Reorganization may be abandoned at any time for any reason prior to the Effective Time by the vote of a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act. The Plan of Reorganization provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Plan of Reorganization by the shareholders of the Latin America Fund, the Company may, upon authorization by the Board of Directors of the Company, and with or without the approval of the shareholders, amend any of the provisions of the Plan of Reorganization.

         Board Consideration. The Board of Directors of the Company considered the proposed Reorganization at meetings held on July 31, 2002 and November 15, 2002. In evaluating and approving the Plan of Reorganization, the Company's Board of Directors considered:

         (1) that the terms of the Plan of Reorganization were fair to shareholders of the Funds;

         (2) that the Reorganization would have no effect on net annual fund operating expenses and shareholder fees and services as a result of U.S. Trust's contractual commitment to waive fees and/or reimburse expenses of the Emerging Markets Fund for one-year following the Reorganization;

         (3) that the Reorganization would generally provide the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base;

         (4) that there would be no changes to the Funds' current investment objectives, restrictions and policies that would result from the Reorganization;

         (5)     that the Funds shared the same portfolio managers;

         (6)     the relative performance of the Funds;

         (7)     that U.S. Trust had recommended the proposed Reorganization;

         (8) that any fees or expenses related to the proposed Reorganization would be borne by U.S. Trust;

         (9) that the proposed Reorganization would be conducted on a tax-free basis; and

         (10) that the interests of the Funds' shareholders would not be diluted as a result of the Reorganization.

         With respect to the relative performance of the two Funds, performance information as of December 31, 2002 and June 30, 2002, indicated that the Latin America Fund's performance was better than that of the Emerging Markets Fund. However, more recent performance information indicated that the Emerging Markets Fund had substantially outperformed the Latin America Fund.


         Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Company's Directors, including all of the Directors who are not interested persons as defined in the 1940 Act, unanimously determined that:

         (1) The proposed Reorganization was in the best interests of the Latin America Fund and the Emerging Markets Fund;

         (2) The interests of existing shareholders of the Funds would not be diluted as a result of the transaction; and

         (3) The proposed Reorganization would not have a material adverse affect on the Funds' shareholders.

As a result, the Board recommended the approval of the Plan of Reorganization by shareholders of the Latin America Fund at the Meeting. The Plan of Reorganization in the form attached hereto as Appendix A was approved by the Board of Directors on November 15, 2002.

         Capitalization. Because the Latin America Fund will be combined with the Emerging Markets Fund in the Reorganization, the total capitalization of the Emerging Markets Fund after the Reorganization is expected to be greater than the current capitalization of the Latin America Fund. The following table sets forth as of September 30, 2002:

         (1)      The capitalization of the Latin America Fund;

         (2)      The capitalization of the Emerging Markets Fund; and

         (3) The pro forma capitalization of the Emerging Markets Fund as adjusted to give effect to the proposed Reorganization of the Latin America Fund.

                                                                                                 PRO FORMA
                                              LATIN                                               EMERGING
                                          AMERICA FUND          EMERGING MARKETS FUND           MARKETS FUND
                                          ------------          ---------------------           ------------
  Total Net Assets                         $6,192,097                $23,393,349                $29,585,446
  Shares Outstanding                        1,707,137                  5,934,770                  7,505,672
  Net Asset Value Per Share                   $3.63                      $3.94                      $3.94

         There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of each Fund is likely to be different at the Effective Time as a result of daily share purchase and redemption activity in the Funds.

         Federal Income Tax Consequences. Consummation of the transaction is subject to the condition that the Company receive an opinion from Drinker Biddle & Reath LLP, subject to appropriate factual assumptions, to the effect that for federal income tax purposes:

         (1) The transfer of all of the assets and liabilities of the Latin America Fund to the Emerging Markets Fund in exchange for Emerging Markets Fund Shares and the distribution to shareholders of the Latin America Fund of Emerging Markets Fund Shares so received, as described in the Plan of Reorganization, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) or Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Latin America Fund and the Emerging Markets Fund each will be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;

         (2) No gain or loss will be recognized by the Latin America Fund as a result of such transactions;

         (3) No gain or loss will be recognized by the Emerging Markets Fund as a result of such transactions;

         (4) No gain or loss will be recognized by the shareholders of the Latin America Fund on the distribution to them by the Company of Emerging Markets Fund Shares in exchange for their Latin America Fund Shares;

         (5) The tax basis of the Emerging Markets Fund Shares received by a shareholder of Latin America Fund Shares will be the same as the tax basis of the shareholder's Latin America Fund Shares immediately prior to the Reorganization;

         (6) The tax basis of the Emerging Markets Fund in the assets and liabilities of the Latin America Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the Latin America Fund immediately before the Reorganization;

         (7) A shareholder's holding period for the shares will be determined by including the period for which the shareholder held Latin America Fund Shares exchanged therefor, provided that the shareholder held such Latin America Fund Shares as capital assets; and

         (8) The Emerging Markets Fund's holding period with respect to the assets and liabilities of the Latin America Fund received in the Reorganization will include the period for which such assets and liabilities were held by the Latin America Fund.

         The Company has not sought a tax ruling from the Internal Revenue Service ("IRS"). The tax opinion described in the preceding paragraph will not be binding on the IRS and will not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.

                             COMPARISON OF THE FUNDS

         Investment Objectives and Strategies. The Funds' principal investment objectives are identical. The Funds' principal investment strategies are also identical except that the Latin America Fund invests primarily in companies located in Latin America, and these companies tend to be larger, more established companies. The following table compares the investment objectives and principal investment strategies of the Emerging Markets Fund and the Latin America Fund.

------------------------------------------------------------ ---------------------------------------------------------
                   EMERGING MARKETS FUND                                        LATIN AMERICA FUND


------------------------------------------------------------ ---------------------------------------------------------
Investment Objective:  The Fund seeks long-term capital      Investment Objective:  The Fund seeks long-term capital
appreciation.                                                appreciation.

------------------------------------------------------------ ---------------------------------------------------------
Principal Investment Strategies:                             Principal Investment Strategies:

  o  Under normal circumstances, the Fund invests at           o  Under normal circumstances, the Fund invests
     least 80% of its net assets in equity securities of          at least 80% of its net assets in equity
     companies located in emerging market countries.              securities of companies located in Latin America,
                                                                  which includes Central and South America.  The
  o  U.S. Trust selects investments for the Fund by               companies in which the Fund invests tend to be
     applying a bottom-up investment approach designed to         larger, more established companies.
     identify companies that it expects to experience
     sustainable earnings growth and to benefit from           o  U.S. Trust selects investments for the Fund by
     global or regional economic trends or promising              applying a bottom-up investment approach designed
     technologies or products and whose value is not              to identify companies that its expects to
     recognized in the prices of their securities.                experience sustainable earnings growth and to
                                                                  benefit from global or regional economic trends or
  o  U.S. Trust continuously analyzes companies in                promising technologies or products and whose value
     emerging markets, giving particular emphasis to each         is not recognized in the prices of their
     company's scope of operations and economic ties to           securities.
     one or more specific countries.
                                                               o  U.S. Trust continuously analyzes companies in
  o  The Fund does not attempt to invest a specific               the Latin America markets, giving particular
     percentage of its assets in a given country or               emphasis to each company's scope of operations and
     industry.                                                    economic ties to one or more specific countries.

  o  U.S. Trust generally does not attempt to hedge            o  U.S. Trust generally does not attempt to hedge
     the effects of currency value fluctuations on the            the effects of currency value fluctuations on the
     Fund's investments on an on-going basis.                     Fund's investments on an on-going basis.
------------------------------------------------------------ ---------------------------------------------------------

         Fundamental Investment Limitations. Each Fund has in place certain fundamental investment limitations that cannot be changed without the approval of a majority of that Fund's outstanding voting securities (as defined in the 1940 Act). The fundamental investment limitations of the Latin America Fund and the Emerging Markets Fund are substantially similar.

         Performance. The bar charts and performance table below illustrate the risks and volatility of an investment in the Funds. Of course, past performance (before and after taxes) is not an indication of future results.

         The bar charts show the changes in the Funds' performance from year to year.

                               Latin America Fund

                                  1993 - 40.87%

                                 1994 - (11.40)%

                                 1995 - (10.57)%

                                  1996 - 24.88%

                                  1997 - 25.15%

                                 1998 - (47.70)%

                                  1999 - 41.53%

                                 2000 - (15.85)%

                                  2001 - 3.48%

                 Best Quarter                       Worst Quarter
                    40.39%                             (37.28)%
                  (12/31/99)                         (9/30/98)

         The Latin America Fund's performance for the nine-month period ending September 30, 2002 was (32.75)%.

                              Emerging Markets Fund

                                 1998 - (41.21)%

                                  1999 - 67.35%

                                 2000 - (31.50)%

                                 2001 - (1.80)%

                 Best Quarter                       Worst Quarter
                   59.10%                             (24.79)%
                 (12/31/99)                          (9/30/01)

         The Emerging Markets Fund's performance for the nine-month period ending September 30, 2002 was (11.39)%.

         The following tables compare each Fund's average annual total returns for the periods ended December 31, 2001 to those of an appropriate broad-based market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Latin America Fund

                                                                     1 Year            5 Year       Since Inception*
                                                                     ------            ------       ---------------
Return Before Taxes                                                   3.48%           (4.20)%             1.31%
Return After Taxes on Distributions                                   2.16%           (5.36)%             0.11%
Return After Taxes on Distributions and Sales of Fund Shares          2.17%           (3.66)%             0.64%
MSCI EMF Latin America Index**                                       (0.64)%           2.39%              7.12%

*        Since December 31, 1992
** MSCI EMF Latin America Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of seven Latin America countries.

Emerging Markets Fund

                                                                     1 Year        Since Inception
                                                                     ------        ---------------
Return Before Taxes                                                  (1.80)%          (9.82)%*
Return After Taxes on Distributions                                  (1.82)%          (9.95)%*
Return After Taxes on Distributions and Sales of Fund Shares         (0.97)%          (7.60)%*
MSCI EMF (Emerging Markets Free) Index***                            (2.38)%          (4.22)%**

*        Since January 2, 1998
**       Since December 31, 1997
*** MSCI EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries.

                     INFORMATION RELATING TO VOTING MATTERS

         General Information. The Board of Directors of Excelsior Funds, Inc. is soliciting proxies from the shareholders of the Latin America Fund in connection with the Meeting, which will held at 10:00 a.m. Eastern Time on February 25, 2003, at the offices of U.S. Trust Co. located at 225 High Ridge Road, Stamford, CT 06905. The Meeting notice, this Prospectus/Proxy and enclosures are being mailed to shareholders beginning on or about December 30, 2002.

         Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Company or by employees or agents of its service providers. In addition, Automatic Data Processing, Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of $25,000, which will be paid by U.S. Trust.

         Voting Process.  You may vote in any one of the following ways:

                  (a) By mail, by filling out and returning the enclosed proxy card;

                  (b) By phone or Internet (see enclosed proxy card for instructions); or

                  (c)      In person at the Meeting.

         Shareholders who owned shares on the record date, December 16, 2002, are entitled to vote at the Meeting. For each full Latin America Fund Share that you hold, you are entitled to one vote, and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

         Costs. The costs of the Meeting, including the costs of soliciting proxies, and the costs of the Reorganization will be borne by the U.S. Trust.

         Tabulation of Proxies and Quorum. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Reorganization. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of the Company, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

         Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Company at the Meeting. A quorum is constituted with respect to the Latin America Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Latin America Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote, but will not be counted as voting in favor of the Reorganization. Consequently, because these shares are issued and outstanding, these shares will have the same effect as if they cast votes against the Reorganization. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and
(ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Adjournments and Other Business. In the event that a quorum is not present at the Meeting with respect to the Latin America Fund, or if the Latin America Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies (the "Designees"), or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Latin America Fund that are present in person or by proxy when the adjournment is voted on. If a quorum is present, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Reorganization and the Designees will vote against any such adjournment any proxy that directs them to vote against the Reorganization. They will not vote any proxy that directs them to abstain from voting on the Reorganization.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Company intends to present or knows that others will present is the Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their best judgment, unless the Secretary of the Company has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Outstanding Shares and Significant Shareholders. Only the shareholders of record of the Latin America Fund at the close of business on December 16, 2002, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of the Latin America Fund was: ______________________. At the record date for the Meeting, U.S. Trust and its affiliates held of record approximately ____% and __% of the outstanding Latin America Fund Shares and Emerging Markets Fund Shares, respectively, as agent or custodian for their customers. U.S. Trust Corporation and its subsidiaries have advised the Company that they intend to vote Latin America Fund Shares over which they have voting discretion in the same proportion as the vote of all other shareholders of the Fund.

         As of December __, 2002, the directors and officers of the Company as a group owned beneficially less than 1% of each of the outstanding shares of the Latin America Fund and Emerging Markets Fund, and less than 1% of the outstanding shares of all funds of the Company in the aggregate. As of December __, 2002, the following shareholders of record owned 5% of more of the outstanding shares of the Funds.

                                                                               NUMBER OF            PERCENTAGE OF
                                                                          OUTSTANDING SHARES     OUTSTANDING SHARES
                 NAME AND ADDRESS                           FUND                 OWNED                  OWNED
                 ----------------                           ----                 -----                  -----




                             ADDITIONAL INFORMATION

         Investment Advisers and Principal Underwriter. U.S. Trust NY, which is located at 114 West 47th Street, New York, NY 10036, and U.S. Trust Co., which is located at 225 High Ridge Road, Stamford, CT 06905, serve as joint investment advisers for the Latin America Fund and the Emerging Markets Fund and are entitled to receive advisory fees from them, computed daily and paid monthly, at the annual rates of 1.00% and 1.25%, respectively. U.S. Trust manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales. As of September 30, 2002, U.S. Trust managed over $79 billion in assets. During the fiscal year ended March 31, 2002, the Latin American Fund and Emerging Markets Fund paid advisory fees, after waivers, at annual rates of 0.79% and 0.94%, respectively, of average net assets.

         U.S. Trust NY and U.S. Trust Co. are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries.

         Edgewood Services, Inc., which is located at 5800 Corporate Drive, Pittsburgh, PA 15237, is the principal underwriter for the shares of each Fund. Edgewood Services, Inc. is a wholly-owned subsidiary of Federated Investors, Inc.

         Other Service Providers. The following are the Latin America and Emerging Markets Funds' other service providers.

Administrators             U.S. Trust Co.
                           225 High Ridge Road
                           Stamford, CT  06905

                           SEI Investments Global Funds Services
                           One Freedom Valley Road
                           Oaks, PA  19456

                           Federated Services Company
                           Federated Investors Tower
                           1001 Liberty Avenue
                           Pittsburgh, PA  15222

Transfer Agent             Boston Financial Data Services, Inc.
                           P.O. Box 8529
                           Boston, MA 02266-8529

Custodian                  The J.P. Morgan Chase Bank
                           Mutual Funds Service Division
                           3 Chase MetroTech Center
                           Brooklyn, NY 11245

         Annual Meetings. The Company does not intend to hold annual meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

                              FINANCIAL HIGHLIGHTS

         The tables set forth below present unaudited financial information for Latin America Fund Shares and Emerging Markets Fund Shares. This information is derived from the Company's unaudited financial statements presented in the Semi-Annual Report to Shareholders for the period ended September 30, 2002, and should be read in conjunction with the unaudited financial statements and related notes, which are included in the Statement of Additional Information related to this Proxy/Prospectus. Financial highlights for the Latin America Fund and the Emerging Markets Fund for prior periods are contained in the Prospectus dated August 1, 2002, and financial statements for the Latin America Fund and the Emerging Markets Fund for the prior periods are contained in the Company's Annual Report to Shareholders and are incorporated by reference into the Funds' Statement of Additional Information dated August 1, 2002, which Prospectus and Statement of Additional Information are incorporated herein by reference. Additional information about the Funds' performance is included in Appendix B attached hereto.

                               LATIN AMERICA FUND
            (for a share outstanding throughout the period indicated)

                                                                                   For the Six-Month Period Ended
                                                                                         September 30, 2002
                                                                                            (Unaudited)
                                                                                            -----------
   Net Asset Value, Beginning of Period ........................................               $5.97

   Income from Investment Operations ...........................................
       Net Investment Income ...................................................                0.05
       Net Gain (Loss) on Investments (both realized and unrealized) ...........               (2.33)
                                                                                               -----
   Total from Investment Operations ............................................               (2.28)
                                                                                               -----
   Less Distributions
       Dividends from Net Investment Income ....................................               (0.06)
       Distributions from Net Realized Gain  on Investments ....................                 --
       Distributions in Excess of Net Realized Gain on Investments .............                 --
                                                                                               -----
   Total Distributions .........................................................               (0.06)
                                                                                               -----
   Net Asset Value, End of Period ..............................................               $3.63
                                                                                               =====
   Total Return/1/ .............................................................             (38.38)%/3/
   Ratios/Supplemental Data
       Net Assets, End of Period (in millions) .................................               $6,192
       Ratio of Net Operating Expenses to Average Net Assets ...................               1.67%/4/
       Ratio of Gross Operating Expenses to Average Net
       Assets/2/ ...............................................................               1.71%/4/
       Ratio of Net Investment Income to Average Net Assets ....................               1.62%/4/
       Portfolio Turnover Rate .................................................               6.0%/4/

___________________
1 Total return does not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase.
2        Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.
3        Not annualized.
4        Annualized.

                              EMERGING MARKETS FUND
            (for a share outstanding throughout the period indicated)

                                                                                   For the Six-Month Period Ended
                                                                                         September 30, 2002
                                                                                            (Unaudited)
                                                                                            -----------

   Net Asset Value, Beginning of Period ........................................               $4.95
   Income from Investment Operations
       Net Investment Income ...................................................                0.08
       Net Gain (Loss) on Investments (both realized and unrealized) ...........               (1.02)
                                                                                               -----
   Total from Investment Operations ............................................               (0.94)
                                                                                               -----
   Less Distributions
       Dividends from Net Investment Income ....................................               (0.07)
       Distributions from Net Realized Gain  on Investments ....................                 --
       Distributions in Excess of Net Realized Gain on Investments .............                 --
                                                                                               -----
   Total Distributions .........................................................               (0.07)
                                                                                               -----
   Net Asset Value, End of Period ..............................................               $3.94
                                                                                               =====
   Total Return/1/ .............................................................             (19.27)%/3/
   Ratios/Supplemental Data
       Net Assets, End of Period (in millions) .................................              $23,393
       Ratio of Net Operating Expenses to Average Net Assets ...................               1.63%/4/
       Ratio of Gross Operating Expenses to Average Net
       Assets/2/ ...............................................................               1.67%/4/
       Ratio of Net Investment Income to Average Net Assets ....................               0.83%/4/
       Portfolio Turnover Rate .................................................               27.0%/4/

________________________

1 Total return does not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase.
2        Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.
3        Not annualized.
4        Annualized.

                                   APPENDIX A
                             PLAN OF REORGANIZATION

         This PLAN OF REORGANIZATION (the "Plan") is dated as of the 15th day of November, 2002, and has been adopted by the Board of Directors of Excelsior Funds, Inc. (the "Company") to provide for the reorganization of its Latin America Fund (the "Transferor Fund") into its Emerging Markets Fund (the "Surviving Fund").

A.       BACKGROUND

         The Transferor Fund and the Surviving Fund (individually, a "Fund" and collectively, the "Funds") are separate investment portfolios of the Company. The Company is organized as a Maryland corporation and is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Company has determined that it is in the best interests of the Transferor Fund and its shareholders to be reorganized through the transfer of all of the Transferor Fund's assets and liabilities to the Surviving Fund upon the terms set forth in this Plan (the "Reorganization").

B.       THE REORGANIZATION

         1. Prior to the Effective Time (as defined below in Section 6 of this Article B), the Company will execute and file Articles of Amendment to the Company's Charter with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Annex I, which Articles of Amendment will, effective as of the Effective Time, reclassify all of the Company's issued and outstanding shares designated as Class P Common Stock representing interests in the Transferor Fund as shares of equal aggregate value of the Company's Class W Common Stock representing interests in the Surviving Fund.

         2. At the Effective Time, all property of every description, and all interests, rights, privileges and powers of the Transferor Fund, subject to all liabilities of the Transferor Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Transferor Fund to the Surviving Fund and will be assumed by the Surviving Fund, such that at and after the Effective Time, the Assets of the Transferor Fund will become and be the Assets of the Surviving Fund. In exchange for the transfer of assets and liabilities, the Company will reclassify all of the authorized and classified shares designated as Class P Common Stock of the Transferor Fund as shares of the Surviving Fund. The outstanding Transferor Fund shares that are reclassified as shares of the Surviving Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Transferor Fund that are outstanding immediately prior to the Effective Time. For purposes of effecting such exchange, the value of the Assets of the Transferor Fund and the net asset value of the shares of the Surviving Fund shall be determined as of 4:00 p.m., Eastern time, on March 3, 2003, or at such other time as may be determined by the Board of Directors or an authorized officer of the Company. Such values shall be computed in the manner set forth in the Funds' then current prospectus under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. At and after the Effective Time, all debts, liabilities, obligations and duties of the Transferor Fund will attach to the Surviving Fund as described above and may thereafter be enforced against the Surviving Fund to the same extent as if the same had been incurred by the Surviving Fund.

         3. Prior to the Effective Time, the Transferor Fund shall declare a dividend, with a record date and ex-dividend date prior to the Effective Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the Transferor Fund's investment company taxable income, if any, for the taxable periods or years ended on or before March 31, 2002 and for the subsequent period up to and including the Effective Time, and all of the Transferor Fund's net capital gain, if any, recognized in the taxable periods or years ended on or before March 31, 2002 and in the subsequent period up to and including the Effective Time.

         4. At the Effective Time, the Company will liquidate the Transferor Fund and reclassify full and fractional shares designated as Class P Common Stock of the Transferor Fund as shares of Class W Common Stock of the Surviving Fund, such that the reclassified share will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Transferor Fund held by such shareholder immediately prior to the Effective Time. In addition, each shareholder of the Transferor Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time with respect to the shares of the Transferor Fund held by such shareholder immediately prior to the Effective Time.

         5. The stock transfer books of the Company with respect to the Transferor Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time. Redemption requests received thereafter by the Company with respect to the Transferor Fund will be deemed to be redemption requests for shares of the Surviving Fund issued pursuant to this Plan. If any shares of the Transferor Fund are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to this Plan will be redeemed.

         6. The Effective Time for purposes of this Plan shall be the opening of business on March 4, 2003, or at such other time as may be determined by the Board of Directors or an authorized officer of the Company.

C.       ACTIONS BY SHAREHOLDERS OF THE TRANSFEROR FUND

         Prior to the Effective Time and as a condition of the reorganization, the Board of Directors of the Company will call, and the Company will hold, a meeting of the shareholders of the Transferor Fund to consider and vote upon:

         1. Approval of this Plan and the transactions contemplated hereby.

         2. Such other matters as may be determined by the Board of Directors of the Company.

D.       CONDITIONS TO THE REORGANIZATION

         Consummation of this Plan will be subject to:

         1. The approval of the matters referred to in Article C of this Plan by the shareholders of the Transferor Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Directors of the Company; and

         2. The following additional conditions:

            a. The Company will have received an opinion of Drinker Biddle & Reath LLP to the effect that:

               (i) the shares of the Surviving Fund to be issued pursuant to this Plan will, when issued in accordance with this Plan, and pursuant to the Articles of Amendment, be validly issued, fully paid and non-assessable; and

               (ii) for federal income tax purposes: (A) the acquisition of the assets and assumption of the liabilities of the Transferor Fund by the Surviving Fund in return for shares of Class W Common Stock of the Surviving Fund followed by the distribution of such shares to the shareholders of the Transferor Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) or
Section 368(a)(1)(D) of the Code and the Surviving Fund and the Transferor Fund will be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (B) no gain or loss will be recognized by the Transferor Fund upon the transfer of its assets and liabilities to the Surviving Fund; (C) no gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Transferor Fund in exchange for shares of Class W Common Stock of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Transferor Fund; (D) no gain or loss will be recognized by the shareholders of the Transferor Fund upon the receipt of the shares of Class W Common Stock of the Surviving Fund in exchange for their shares designated as Class P Common Stock of the Transferor Fund; (E) the tax basis of the shares of Class W Common Stock of the Surviving Fund received by the shareholders of the Transferor Fund will be the same as the tax basis of the shares designated as Class P Common Stock of the Transferor Fund exchanged therefor; (F) the tax basis of the assets of the Transferor Fund in the hands of the Surviving Fund will be the same as the tax basis of such assets in the hands of the Transferor Fund immediately prior to the transfer; (G) the holding period of the shares of Class W Common Stock of the Surviving Fund received by the shareholders of the Transferor Fund will include the holding period of the shares designated as Class P Common Stock of the Transferor Fund exchanged therefor, provided that at the time of the exchange the shares of the Transferor Fund were held as capital assets; and (H) the holding period of the Surviving Fund for the assets of the Transferor Fund transferred to it will include the period during which such assets were held by the Transferor Fund.

            b. All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.


E.       MISCELLANEOUS

         1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

         2. This Plan and the transactions contemplated hereby may be abandoned at any time for any reason prior to the Effective Time upon the vote of a majority of the Board of Directors of the Company, including a majority of its Directors who are not "interested persons" as defined in the 1940 Act.

         3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Transferor Fund, the Company may, by authorization by the Board of Directors and with or without the approval of shareholders of the Transferor Fund, amend any of the provisions of this Plan.

         4. The expenses incurred in connection with the Reorganization will be borne by United States Trust Company of New York and U.S. Trust Company.

         5. The Company, by consent of its Board of Directors, or an officer authorized by such Board of Directors, may waive any condition to the obligations of the Transferor Fund or the Surviving Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Transferor Fund or the shareholders of the Surviving Fund.

                                                                         ANNEX I

                              EXCELSIOR FUNDS, INC.
                              ARTICLES OF AMENDMENT

         EXCELSIOR FUNDS, INC., a Maryland corporation having its principal office in the City of Baltimore, Maryland (the "Company"), certifies that:

         FIRST: The Charter of the Company is amended by (i) reclassifying all of the shares designated as the Company's Class P Common Stock as shares of the Company's Class W Common Stock and (ii) increasing the aggregate number of authorized shares of the Company's Class W Common Stock by 500,000,000.

         SECOND:  Upon effectiveness of these Articles of Amendment:

                  (a) All of the assets and liabilities belonging to the Company's Class P Common Stock shall be conveyed, transferred and delivered to the Company's Class W Common Stock, and shall thereupon become and be assets and liabilities belonging to Class W Common Stock.

                  (b) Each of the issued and outstanding shares (and fractions thereof) designated as shares of the Company's Class P Common Stock will automatically, and without the need of any further act or deed, be reclassified and changed to full and fractional issued and outstanding shares of the Company's Class W Common Stock having an aggregate net asset value equal to the aggregate net asset value of a share (or fraction thereof) of the Company's Class P Common Stock being reclassified and changed, such net asset values to be determined as of 4:00 p.m., Eastern time, on the date immediately preceding the effective date of these Articles of Amendment.

                  (c) Each unissued share (or fraction thereof) designated as the Company's Class P Common Stock will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Company's Class W Common Stock as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares of the Company's Class W Common Stock being increased by 500,000,000 shares less the number of issued and outstanding shares of the Company's Class W Common Stock resulting from paragraph (b) above.

                  (d) Open accounts on the share records of the Company's Class W Common Stock shall be established representing the appropriate number of shares of Class W Common Stock owned by each former holder of shares designated as Class P Common Stock as a result of the reclassification.

         THIRD:   This amendment does not increase the authorized capital stock of the Company or the aggregate par value thereof. This amendment reclassifies and changes the

500,000,000 authorized shares designated as Class P Common Stock to 500,000,000 additional authorized shares of Class W Common Stock, with the result that the Company will have 1,000,000,000 authorized and classified shares of Class W Common Stock, but does not amend the description of any class of stock as set forth in the Charter.

         FOURTH: Outstanding certificates representing issued and outstanding shares designated as Class P Common Stock immediately prior to these Articles of Amendment becoming effective shall, upon these Articles becoming effective, be deemed to represent the appropriate number of issued and outstanding shares of Class W Common Stock, calculated as set forth in Article Second of these Articles. Certificates representing shares of Class W Common Stock resulting from the aforesaid change and reclassification need not be issued until certificates representing the shares designated as Class P Common Stock so changed and reclassified, if issued, have been received by the Company or its agent duly endorsed for transfer.

         FIFTH:   This amendment has been duly authorized and advised by the
Board of Directors of the Company and approved by the stockholders of the Company entitled to vote thereon.

         SIXTH:   These Articles of Amendment shall be effective as of
March 4, 2003 at [___] [a].m.

         IN WITNESS WHEREOF, EXCELSIOR FUNDS, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and attested by its Secretary, on the 3rd day of March, 2003.


ATTEST:                                    EXCELSIOR FUNDS, INC.



By:      _____________________________     By:      __________________________
         W. Bruce McConnel                          Stephen Hassenfelt
         Secretary                                  President

                                   APPENDIX B
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

EXCELSIOR FUNDS, INC.
                                                          EMERGING MARKETS FUND
--------------------------------------------------------------------------------

For the twelve months ended March 31, 2002, the Fund realized a total return of 12.16%* versus 14.94%** for the MSCI EMF (Emerging Markets Free) Index. In the fiscal first quarter, returns were driven by strong performance in Russia, China, and the Latin American banks--all areas of overweight for the Fund. Heading into the fiscal second quarter, emerging markets suffered from rising risk aversion after September 11. All regions were negatively influenced by a slowdown in the world economy and rising uncertainty. Fund performance was impacted accordingly, and we believed temporarily, and so our strategy and overweights remained intact. In the fiscal third quarter, conditions continued to improve. From a country standpoint, the Fund's main overweights were Brazil, China, and Russia. All three performed well. From a sector standpoint, exposure to Asian banks was increased. In Latin America, banks were added too. In the fiscal fourth quarter, bucking historical trends, emerging markets performed well in a time of high-profile currency devaluations in Argentina and Venezuela. The negative ramifications were countered by strength in Asia and markets like Russia, which were besieged with similar problems three years ago. Korea was a top performer. Russia performed well. Not only did it benefit from stable oil prices, but reform continued to go forward. Although the Fund increased in value, it under performed the index during the three-month period. This was due mainly to an underweight position in Korea; we believed--and continue to believe--there are better long-term opportunities elsewhere. We remain satisfied with the structure of the Fund and are optimistic regarding emerging market prospects going forward.

                                      LOGO

                             Emerging Markets Fund+

Average Annual Total Return Ended on 3/31/02*

       1 Year                  Since Inception (1/2/98)
       12.16%                          (7.25)%

                    Emerging                 MSCI EMF
                  Markets Fund        (Merging Markets Free)
                                              Index**
 1/2/1998            $10,000                 $10,000
3/31/1998            $10,000                 $10,620
9/30/1998            $ 5,340                 $ 6,328
3/31/1999            $ 5,857                 $ 8,395
9/30/1999            $ 6,161                 $ 9,906
3/31/2000            $10,705                 $12,727
9/30/2000            $ 7,675                 $ 9,947
3/31/2001            $ 6,452                 $ 9,947
9/30/2001            $ 5,136                 $ 6,649
3/31/2002            $ 7,237                 $ 9,372


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
* Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital
   International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
+ The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.
                                                             LATIN AMERICA FUND
--------------------------------------------------------------------------------

   For the twelve months ended March 31, 2002, the Fund realized a total return of 16.12%* versus 9.84%** for the MSCI EMF Latin American Index. In the fiscal first quarter, U.S. interest rate cuts helped Mexican performance. Argentina economic woes continued to be a problem, and Brazil suffered in sympathy. The Fund outperformed its benchmark index in the quarter, however, in part due to exceptional performance in financial and telecommunications stocks, both overweighted sectors for the Fund. Also, foreign corporate activity was the dominant theme in the region, and although the Fund did not own all of the targeted stocks, overall performance was boosted by the activity. In the fiscal second quarter, Latin America suffered from declining economic growth and rising global uncertainty, all of which was exacerbated after September 11. In economic terms, Brazil and Mexico showed signs of slowing. Nevertheless, despite numerous negative factors in the fiscal third quarter--the Argentine default, falling oil prices, and a slowing U.S. economy--Latin American equities performed well. In this period, Fund portfolio turnover activity was low. Geographically, the Fund continued to favor Mexico and Brazil, with a rising bias toward Brazil. Banks, especially in Brazil, continued to be a favored sector of the Fund. We feel this positioning worked to the Fund's advantage. Similar trends continued in the fiscal fourth quarter. Despite currency devaluations in Argentina and Venezuela, Latin America performed well, led by Mexico and Brazil--both areas overweighted by the Fund. Mexican telecommunications stocks were the Fund's star performers. Banks have been a significant sector for sometime, and we believe the environment continues to look good, as sound lending practices are pursued.

                                      [CHART]

                               Latin America Fund+

Average Annual Total Return Ended on 3/31/02*

       1 Year      5 Years           Since Inception (12/31/92)
       16.12%      (4.40)%                    2.24%

                                            MSCI EMF
               Latin America Fund      Latin America Index**

12/31/1992            $10,000                 $10,000
 3/31/1993            $10,071                 $10,482
 3/31/1994            $13,451                 $16,225
 3/31/1995            $ 9,353                 $11,391
 3/31/1996            $11,905                 $14,204
 3/31/1997            $15,368                 $19,028
 3/31/1998            $17,528                 $21,760
 3/31/1999            $ 9,256                 $15,904
 3/31/2000            $14,303                 $23,271
 3/31/2001            $10,568                 $18,270
 3/31/2002            $12,272                 $20,068


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

   The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
* Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital
   International EMF Latin America Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of seven Latin American countries. The Index includes dividends reinvested.
+ The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

                              EXCELSIOR FUNDS, INC.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                       STATEMENT OF ADDITIONAL INFORMATION

                                January __, 2003

         This Statement of Additional Information (the "SAI") is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated January __, 2003 ("Proxy/Prospectus") for the Special Meeting of Shareholders of the Latin America Fund, an investment portfolio offered by Excelsior Funds, Inc. (the "Company") to be held on February 25, 2003. Copies of the Proxy/Prospectus may be obtained at no charge by calling the Company at (800) 446-1012.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.

         Further information about the Latin America Fund and Emerging Markets Fund is contained in the Statement of Additional Information dated August 1, 2002, and is incorporated by reference herein.

         The audited financial statements and related Report of Independent Auditors for the fiscal year ended March 31, 2002 and the unaudited financial statements for the semi-annual period ended September 30, 2002 for the Latin America Fund and Emerging Markets Fund are incorporated herein by reference. No other parts of the annual or semi-annual reports are incorporated herein by reference.

                                TABLE OF CONTENTS

A.   General Information ...................................................   3

B.   Introductory Note to Pro Forma Financial Information ..................   3

C.   Pro Forma Financial Information .......................................   4

                             A. General Information

         The shareholders of the Latin America Fund are being asked to approve or disapprove a Plan of Reorganization dated as of November 15, 2002, including a related amendment to the Company's Charter, and the transactions contemplated thereby. The Plan of Reorganization contemplates the transfer of all of the assets and liabilities of the Latin America Fund to the Emerging Markets Fund, the amendment to the Company's Charter reclassifying all of the shares designated as Class P Common Stock of the Latin America Fund as shares of Class W Common Stock of the Emerging Markets Fund, and a liquidating distribution of shares of the Emerging Markets Fund to shareholders of the Latin America Fund, such that each holder of shares in the Latin America Fund at the Effective Time of the Reorganization will receive the same aggregate dollar value of full and fractional shares in the Emerging Markets Fund.

         The Special Meeting of Shareholders of the Latin America Fund to consider the Plan of Reorganization and the related transactions, including the amendment to the Company's Charter, will be held at the offices of U.S. Trust Company, 225 High Ridge Road, Stamford, CT at 10:00 a.m. (Eastern time) on February 25, 2003. For further information about the transaction, see the Combined Proxy Statement/Prospectus.

             B. Introductory Note to Pro Forma Financial Information

         The accompanying unaudited pro forma combined investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of September 30, 2002 and the unaudited pro forma combining statement of operations for the twelve months ended September 30, 2002 presents the results of operations of the Emerging Markets Fund as if the combination with the Latin America Fund had been consummated at September 30, 2002. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at September 30, 2002. These historical statements have been derived from the Emerging Markets Fund and the Latin America Fund's books and records utilized in calculating daily net asset value at September 30, 2002, and for the twelve month period then ended.

         The pro forma statements give effect to the proposed transfer of all of the assets of the Latin America Fund to the Emerging Markets Fund in exchange for the assumption by the Emerging Markets Fund of all of the liabilities of the Latin America Fund and for a number of the Emerging Markets Fund's shares equal in value to the value of the net assets of the Latin America Fund transferred to the Emerging Markets Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Emerging Markets Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Plan of Reorganization.

         The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Emerging Markets Fund and the Latin America Fund incorporated by reference in this SAI.

                       C. Pro Forma Financial Information
                                   (Unaudited)


                  Pro Forma Schedule of Investments (Unaudited)
        Excelsior Latin America Fund and Excelsior Emerging Markets Fund

                               September 30, 2002

                                                                                                                Proforma
                                                 Latin America Fund          Emerging Markets Fund              Combined

                                                                               Shares/                     Shares/
       Country/Security Description             Shares          Value        Face Amount      Value      Face Amount       Value
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks

   Brazil

   Aracruz Celulose S.A. ADR                        8,500   $    124,610         29,000   $    425,140         37,500  $    549,750
   Cia Siderurgica Nacional S.A.               18,586,500        145,646           --             --       18,586,500       145,646
   Cia Vale do Rio Doce                            12,742        278,660         20,300        443,949         33,042       722,609
   Tele Celular Sul Participacoes S.A.        215,752,032        108,290           --             --      215,752,032       108,290
   Tele Centro Oeste Celular
   Participacoes S.A. ADR                          27,000         62,640         65,200        151,264         92,200       213,904
   Tele Centro Sul                                519,847          1,664           --             --          519,847         1,664
   Telemig Celular Participacoes S.A. ADR          10,210        136,712         15,200        203,528         25,410       340,240
   Ultrapar Participacoes S.A. ADR                 29,800        168,072           --             --           29,800       168,072
   Unibanco-Uniao de Bancos
   Brasileiros S.A. GDR                            11,380         80,798           --             --           11,380        80,798
                                              234,958,011      1,107,092        129,700      1,223,881    235,087,711     2,330,973

   Chile

   Cia de Telecommunicaciones
      de Chile S.A. ADR                            28,829        251,966         27,610        241,312         56,439       493,278
   Vina Concha y Toro S.A. ADR                     11,646        330,979         20,846        592,443         32,492       923,422
                                                   40,475        582,945         48,456        833,755         88,931     1,416,700

   China

   Chaoda Modern Agriculture Holdnigs Ltd.           --             --        1,588,000        403,128      1,588,000       403,128
 + China Mobile (Hong Kong) Ltd. ADR                 --             --           29,500        333,350         29,500       333,350
   China Petroleum & Chemical Corp., Class H         --             --        3,084,000        494,256      3,084,000       494,256
   China Southern Airlines Co., Ltd., Class H        --             --        1,408,000        350,213      1,408,000       350,213
   Dazhong Transportation (Group) Co.,
   Ltd., Class B                                     --             --          635,327        546,381        635,327       546,381
   Huaneng Power International, Inc. ADR             --             --           16,400        515,288         16,400       515,288
   People's Food Holdings Ltd.                       --             --          543,800        289,142        543,800       289,142
                                                     --             --        7,305,027      2,931,758      7,305,027     2,931,758

   Hong Kong

   Asia Satellite Telecommunications
      Holdings Ltd.                                  --             --          218,700        269,183        218,700       269,183

   India

   ICICI Bank Ltd. ADR                               --             --           83,150        498,068         83,150       498,068
   India Fund, Inc.                                  --             --           51,800        477,596         51,800       477,596
                                                     --             --          134,950        975,664        134,950       975,664

   Indonesia

   PT Telekomunikasi Indonesia ADR                   --             --           68,600        509,698         68,600       509,698

   Mexico

   America Movil S.A. de C.V., Series L, ADR       24,460        295,477         37,100        448,168         61,560       743,645
   Cemex S.A. de C.V. ADR                          14,155        295,132           --             --           14,155       295,132
   Fomento Economico Mexicano S.A. de C.V. ADR      7,648        258,502           --             --            7,648       258,502
   Grupo Continental S.A.                         146,300        243,130           --             --          146,300       243,130
 + Grupo Elektra S.A.                              69,755        226,391           --             --           69,755       226,391
 + Grupo Financiero BBVA Bancomer, Series B       338,600        239,977        579,200        410,499        917,800       650,476
   Grupo Imsa S.A. de C.V. ADR                     18,500        194,805           --             --           18,500       194,805
 + Grupo Televisa S.A. CPO                        199,300        251,719         10,450        266,371        209,750       518,090
 + Organizacion Soriana S.A. de C.V. Series B     118,900        243,391           --             --          118,900       243,391
   Telefonos de Mexico S.A. de C.V.,
   Class L ADR                                     27,010        760,331         13,900        391,285         40,910     1,151,616
   Wal-Mart de Mexico S.A. de C.V., Series V      144,500        349,614        179,500        434,295        324,000       783,909
                                                1,109,128      3,358,469        820,150      1,950,618      1,929,278     5,309,087

   Peru

   Credicorp Ltd.                                  40,558        286,745           --             --           40,558       286,745

   Russia

   Lukoil Co. ADR                                    --             --            5,250        319,362          5,250       319,362
 + MMC Norlisk Nickel ADR                            --             --           26,100        428,040         26,100       428,040
   Surgutneftegaz ADR                                --             --           37,500        618,562         37,500       618,562
                                                     --             --           68,850      1,365,964         68,850     1,365,964

   South Africa

   African Bank Investments Ltd.                     --             --          815,700        406,302        815,700       406,302
 + Metro Cash & Carry Ltd.                           --             --               10              2             10             2
   Nedcor Ltd.                                       --             --           55,322        521,728         55,322       521,728
   Sappi Ltd.                                        --             --           51,300        589,901         51,300       589,901
                                                     --             --          922,332      1,517,933        922,332     1,517,933

   South Korea

   KT Corp. ADR                                      --             --           19,838        440,007         19,838       440,007
   LG Cable Ltd.                                     --             --           44,900        405,845         44,900       405,845
   Lotte Chilsung Beverage Co.                       --             --            1,200        706,748          1,200       706,748
   NCSoft Corp.                                      --             --            4,000        369,734          4,000       369,734
   Samsung Electronics                               --             --            4,770      1,164,699          4,770     1,164,699
   Shinhan Financial Group Co., Ltd.                 --             --           40,500        458,834         40,500       458,834
   SK Telecom Co., Ltd. ADR                          --             --           20,785        441,266         20,785       441,266
                                                     --             --          135,993      3,987,133        135,993     3,987,133

   Taiwan

 + Chinatrust Financial Holding                      --             --          761,000        533,462        761,000       533,462
   Fubon Financial holding Co., Ltd.                 --             --          287,000        238,140        287,000       238,140
   Hon Hai Precision Industry Co., Ltd.              --             --          138,174        460,580        138,174       460,580
   President Chain Store Corp.                       --             --          334,525        526,434        334,525       526,434
   Ritek Corp.                                       --             --          264,206        113,393        264,206       113,393
   Synnex Technology International Corp.             --             --          443,850        563,861        443,850       563,861
 + Taipei Bank                                       --             --          290,000        263,863        290,000       263,863
 + Taiwan Semiconductor Manufacturing
      Co., Ltd.                                      --             --          175,384        206,246        175,384       206,246

                                                                                                                Proforma
                                                 Latin America Fund          Emerging Markets Fund              Combined

                                                                               Shares/                     Shares/
      Country/Security Description              Shares          Value        Face Amount      Value      Face Amount       Value
------------------------------------------------------------------------------------------------------------------------------------
 + Taiwan Semiconductor Manufacturing
      Co., Ltd. ADR                                  --             --            5,940         37,719          5,940        37,719
                                                     --             --        2,700,079      2,943,698      2,700,079     2,943,698
   Thailand

   BEC World Public Co., Ltd. (Foreign)              --             --           77,600        358,761         77,600       358,761
 + GMM Grammy Public Co., Ltd. (Foreign)             --             --        1,139,000        487,090      1,139,000       487,090
 + Home Product Center Public Co., Ltd.
     (Foreign)                                       --             --        6,835,200        363,406      6,835,200       363,406
   PTT Public Co., Ltd. (Foreign)                    --             --          202,200        191,637        202,200       191,637
 + Siam Commercial Bank Public Co., Ltd.
     (Foreign)                                       --             --          668,000        358,243        668,000       358,243
                                                     --             --        8,922,000      1,759,137      8,922,000     1,759,137

   Turkey

@+ Akbank T.A.S. ADR                                 --             --           68,041        389,038         68,041       389,038
 + Akbank T.A.S. ADR                                 --             --           20,388        116,573         20,388       116,573
                                                     --             --           88,429        505,611         88,429       505,611

   United Kingdom
   Old Mutual plc                                    --             --          451,000        494,217        451,000       494,217
   Venezuela
   Compania Anonima Nacional Telefonos
   de Venezuela                                    13,899        146,635           --             --           13,899       146,635


   Total Common Stocks                        236,162,071      5,481,886     22,014,266     21,268,250    258,176,337    26,750,136


   Preferred Stocks

   Brazil
   Banco Bradesco S.A.                         42,555,500         87,182    135,511,677        277,617    178,067,177       364,799
   Brasil Telecom Participacoes S.A.           33,996,900        146,522           --             --       33,996,900       146,522
   Centrais Electricas Brasileiras S.A.        15,956,000         61,699           --             --       15,956,000        61,699
   Eletropaulo Metropolitana de Sao Paulo S.A.  7,663,000         45,036           --             --        7,663,000        45,036
     Gerdau S.A.                               24,232,400        158,860           --             --       24,232,400       158,860
   Petrobras S.A.                                    --             --           26,400        247,436         26,400       247,436
   Tele Celular Sul Participacoes S.A.         28,610,000         18,243           --             --       28,610,000        18,243
   Tele Norte Leste Participacoes S.A.
   (Telemar)                                   18,422,190        100,768           --             --       18,422,190       100,768
                                              171,435,990        618,310    135,538,077        525,053    306,974,067     1,143,363

   South Korea

   Hyundai Motor Co., Ltd.                           --             --           44,200        486,291         44,200       486,291

   Total Preferred Stocks                     171,435,990        618,310    135,582,277      1,011,344    307,018,267     1,629,654

   Rights

   Brazil

 * Cia Vale do Rio Doce                            45,600           --             --             --           45,600          --

   Total Rights                                    45,600           --             --             --           45,600          --

   Repurchase Agreement

 # JP Morgan Chase Securities, Inc., 1.67%,
     due 10/1/02                                     --             --     $    816,000        816,000   $    816,000       816,000


   Total Investments                          407,643,661      6,100,196    158,412,543     23,095,594    566,056,204    29,195,790


--------------------

     * Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Directors.
     +    Non-income producing security.
     # The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
     @ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
     ADR  American Depositary Receipt
     GDR  Global Depositary Receipt
     plc  public limited company

        Excelsior Latin America Fund and Excelsior Emerging Markets Fund
            Pro Forma Statement of Assets and Liabilities (Unaudited)
                               September 30, 2002

                                                                              Emerging
                                                             Latin America     Markets      Proforma        Proforma
ASSETS                                                            Fund          Fund       Adjustments      Combined

Investments, at cost                                          $10,804,772     27,573,065        $  -      $ 38,377,837
                                                              ===========    ===========  ============   =============
Investments, at value                                         $ 6,100,196     22,279,594        $  -      $ 28,379,790
Repurchase Agreements, at value                                         -        816,000           -           816,000
Foreign currency (Cost $0 and $759,021, respectively)                   -        738,344           -           738,344
Cash                                                               94,914        272,784           -           367,698
Dividends receivable                                               43,759         60,547           -           104,226
Interest receivable                                                     -             38           -                58
Receivable for fund shares sold                                       610          5,240           -             5,850
Withholding tax receivable                                              -          1,644           -             1,644
Unrealized appreciation on forward foreign currency                                                -                 -
     exchange contracts                                                 -          1,986           -             1,986
Unamortized organizational costs                                        -          2,094           -             2,094
Receivable due from Adviser                                         6,472              -           -             6,472
                                                              -----------    -----------   -----------    ------------
     Total Assets                                               6,245,951     24,178,271                    30,424,222
                                                              -----------    -----------   -----------    ------------

LIABILITIES
Payable for investments purchased                                       -        601,136           -           601,136
Payable for Fund shares redeeemed                                  14,901         82,115           -            97,016
Investment advisory fees payable                                        -         18,826           -            18,826
Administration fees payable                                         1,078          3,312           -             4,390
Administrative servicing fees payable                               1,274          5,035           -             6,309
Directors' fees payable                                                12             45           -                57
Accrued expenses and other payables                                36,589         74,453           -           111,042
                                                              -----------    -----------   -----------    ------------
     Total Liabilities                                             53,854        784,922                       838,776
                                                              -----------    -----------   -----------    ------------

NET ASSETS                                                    $ 6,192,097     23,393,349        $  -      $ 29,585,446
                                                              ===========    ===========   ===========    ============
NET ASSETS consist of:

Undistributed net investment income                              $ 50,802       $ 20,690        $  -      $     71,492
Accumulated net realized loss on investments                  (29,952,186)    (4,180,581)          -       (34,132,767)
Unrealized depreciation of investments and foreign                                                 -
   currency translations                                       (4,711,219)    (4,498,614)          -        (9,209,833)
Par value                                                           1,707          5,935           -             7,642
Paid-in capital in excess of par value                         40,802,993     32,045,919           -        72,848,912
                                                              -----------   ------------  -----------    -------------
     Net Assets                                               $ 6,192,097   $ 23,393,349       $   -     $  29,585,446
                                                              ===========   ============  ===========    =============

Shares of Common Stock Outstanding                              1,707,137      5,934,770    (136,235)        7,505,672

NET ASSET VALUE PER SHARE                                          $ 3.63                     $ 3.94            $ 3.94

                   Pro Forma Combining Statement of Operations
                      For the Year Ended September 30, 2002

                                                                            Emerging
                                                        Latin America        Markets                    Pro Forma       Pro Forma
                                                             Fund             Fund        Combined     Adjustments      Combined
Investment Income:
Dividend income                                              461,946         524,068        986,014            -           986,014
Interest income                                                1,275          20,334         21,609            -            21,609
Less:  Foreign taxes withheld                                (36,781)        (45,748)       (82,529)           -           (82,529)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL INCOME                                       426,440         498,654        925,094            -           925,094
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:

Investment advisory fees                                     104,751         188,895        293,646       28,606 (a)       322,252
Administration fees                                           23,038          40,738         63,776            -            63,776
Custodian fees                                                19,993          41,015         61,008       (3,000)(b)        58,008
Administrative servicing fees                                 20,070          49,984         70,054            -            70,054
Shareholder servicing agent fees                               8,227           2,543         10,770       (1,500)(c)         9,270
Registration and filing fees                                  12,345          10,968         23,313       (8,000)(d)        15,313
Shareholder reports                                            2,841           3,473          6,314            -             6,314
Legal and audit fees                                           1,391           1,659          3,050         (500)(e)         2,550
Directors' fees and expenses                                     155             867          1,022            -             1,022
Amortization of organization costs                                 -           8,307          8,307            -             8,307
Miscellaneous expenses                                          (259)            250             (9)           -                (9)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL EXPENSES                                     192,552         348,699        541,251       15,606           556,857
-----------------------------------------------------------------------------------------------------------------------------------
Fees waived and reimbursed by:
  Investment adviser                                         (13,252)        (16,782)       (30,034)      (8,353)(f)       (38,387)
  Administrators                                              (4,670)         (8,198)       (12,868)           -           (12,868)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 174,630         323,719        484,349        7,253 (f)       505,602
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        251,810         174,935        426,745       (7,253)          419,492
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:

Net realized gain (loss):

   Security transactions                                    (741,639)     (1,628,655)    (2,370,294)           -        (2,370,294)
   Foreign currency transactions                             (26,590)        (94,327)      (120,917)           -          (120,917)
-----------------------------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)                              (768,229)     (1,722,982)    (2,491,211)           -        (2,491,211)
-----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation / depreciation of
   investments and foreign currency translations
   during the year                                           575,883        (124,979)       450,904            -           450,904
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                                            -                              -
   and foreign currency transactions                        (192,346)     (1,847,961)    (2,040,307)           -        (2,040,307)
-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                                  59,464      (1,673,026)    (1,612,416)     (10,695)       (1,620,815)
===================================================================================================================================


Notes to Pro Forma Combining Financial Statements
(Unaudited)

The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of September 30, 2002 and the unaudited Pro Forma Combining Statement of Operations for the year ended September 30, 2002 are intended to present the financial condition and related results of operations if Excelsior Latin America Fund merged with Excelsior Emerging Markets Fund.

The pro forma adjustments to these pro forma financial statements are comprised of:

(a) Adjustment to increase the investment advisory fees to the terms under the Emerging Markets Fund Investment Advisory Agreement
(b) Adjustment to eliminate duplicate custodian transaction charges
(c) Adjustment of transfer agent fees to reflect the elimination of duplicate base transfer agent fee
(d) Adjustment to eliminate duplicate blue sky registration fees
(e) Adjustment to eliminate audit fees for one fund
(f) Adjustment to total expenses to reflect the expense ratio of the Emerging Markets Fund

                              EXCELSIOR FUNDS, INC.

                                    FORM N-14
                                    ---------

PART C.  OTHER INFORMATION

         Item 15.                   Article VII, Section 3 of Registrant's
                           Articles of Incorporation, incorporated herein by reference to Exhibit (1)(a) hereto, and Article VI,
                           Section 2 of Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit
                           (2)(a) hereto, provide for the indemnification of Registrant's directors and officers. Indemnification of Registrant's principal underwriter, custodian, transfer agent and co-administrators is provided for, respectively, in Section 1.11 of the Amended and Restated Distribution Contract incorporated herein by reference to Exhibit (7)(a) hereto, Section 12 of the Amended and Restated Custody Agreement incorporated herein by reference to Exhibit (9) hereto, Section 8 of the Transfer Agency and Service Agreement filed herewith as Exhibit (13)(b) hereto, and Section 6 of the Fund Accounting and Administration Agreement incorporated herein by reference to Exhibit (13)(a) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or arising under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

                                    Insofar as indemnification for liability
                           arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Item 16.                   Exhibits

                  (1)      (a)      Articles of Incorporation of Registrant dated August 1, 1984 (3).

                           (b)      Articles Supplementary of Registrant dated October 29, 1985 (3).

                           (c)      Articles Supplementary of Registrant dated September 30, 1986 (3).

                           (d)      Articles Supplementary of Registrant dated April 10, 1987 (3).

                           (e)      Articles Supplementary of Registrant dated April 27, 1990 (3).

                           (f)      Articles Supplementary of Registrant dated October 26, 1990 (3)

                           (g)      Articles Supplementary of Registrant dated January 29, 1991 (3).

                           (h)      Articles Supplementary of Registrant dated December 23, 1992 (3)

                           (i)      Articles Supplementary of Registrant dated August 31, 1995 (1)

                           (j)      Articles Supplementary of Registrant dated December 28, 1995 (1)

                           (k)      Articles Supplementary of Registrant dated September 11, 1997 (2).

                           (l)      Articles Supplementary of Registrant dated December 22, 1997 (3).

                           (m)      Articles Supplementary of Registrant dated November 13, 1998 (4).

                           (n)      Articles of Amendment of Registrant dated July 1, 1999 (6).

                           (o)      Articles Supplementary of Registrant dated January 3, 2000 (6).

                           (p)      Articles Supplementary of Registrant dated March 7, 2000 (8).

                           (q)      Articles Supplementary of Registrant dated July 18, 2000 (9).

                           (r)      Articles Supplementary of Registrant dated December 29, 2000 (11).

                  (2)      (a)      Amended and Restated By-Laws of Registrant dated February 2, 1995 (2).

                           (b)      Amendment No. 1 to Amended and Restated By-Laws of Registrant dated May 16, 1997 (2).

                           (c)      Amendment dated July 28, 2000 to Amended and Restated Bylaws of Registrant (11).

                  (3)               None.

                  (4)               Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy
                                    Statement.

                  (5)      (a)      Articles VI, VII, VIII and X of Registrant's Articles of Incorporation dated
                                    August 1, 1984 (3).

                           (b)      Articles I, II, IV and VI of Registrant's Amended and Restated By-Laws dated
                                    February 2, 1995 (2).

                  (6)      (a)      Investment Advisory Agreement among Registrant, U.S. Trust Company and United States Trust
                                    Company of New York dated May 31, 2000 with respect to the Latin America, Pacific/Asia, Pan
                                    European, Emerging Markets and International Funds (9).

                           (b)      Investment Advisory Agreement among Registrant, U.S. Trust Company and United States Trust
                                    Company of New York dated May 31, 2000 with respect to the Money, Government Money, Blended
                                    Equity, Small Cap, Energy and Natural Resources, Value and Restructuring, Treasury Money,
                                    Managed Income, Short-Term Government Securities, Intermediate-Term Managed Income, Real Estate
                                    and Large Cap Growth Funds (9).

                           (c)      Investment Advisory Agreement among Registrant, U.S. Trust Company and United States Trust
                                    Company of New York dated May 31, 2000 with respect to the Technology Fund (9).

                           (d)      Amendment No. 1 to the Investment Advisory Agreement among Registrant, U.S. Trust Company and
                                    United States Trust Company of New York, with respect to the Biotechnology Fund (11).

                  (7)      (a)      Amended and Restated Distribution Contract dated July 31, 1998 between the Registrant and
                                    Edgewood Services, Inc. (4).

                           (b)      Exhibit A dated March 31, 2000 to the
                                    Amended and Restated Distribution Contract
                                    (adding the Technology Fund) (9).

                           (c)      Exhibit A to the Amended and Restated Distribution Contract (adding the Biotechnology Fund)
                                    (11).

                  (8)               None.

                  (9)               Amended and Restated Custody Agreement dated June 27, 2001 between Registrant and The Chase
                                    Manhattan Bank (12).

                  (10)              None.

                  (11)              Opinion and Consent of Drinker Biddle & Reath LLP (14).

                  (12)              Opinion of Drinker Biddle & Reath LLP as to tax consequences (14).

                  (13)     (a)      Amended and Restated Accounting and Administration Agreement dated June 4, 2001 among the
                                    Registrant, SEI Investments Mutual Fund Services, Federated Services Company and U.S. Trust
                                    Company (11).

                           (b)      Transfer Agency and Service Agreement dated September 24, 2001 between the Registrant and State
                                    Street Bank and Trust Company (12).

                           (c)      Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing
                                    Agreement (13).

                           (d)      Amended and Restated Administrative Services Plan with Respect to the Institutional Shares of the Money Fund (See Exhibit (h)(3) for the Related Form of Shareholder Servicing Agreement)
                                    (13).

                           (e)      Amended and Restated Administrative Services Plan with Respect to the Institutional Shares of the Government Money Fund (See Exhibit (h)(3) for the Related Form of Shareholder Servicing
                                    Agreement) (13).

                           (f)      Administrative Services Plan and Related Form of Servicing Agreement with Respect to the Advisor
                                    Shares Class of the Value and Restructuring, Large Cap Growth, Blended Equity and
                                    Intermediate-Term Managed Income Funds (6).

                           (g)      Administrative Services Plan and Related Form of Servicing Agreement with Respect to the
                                    Institutional Shares of the Value and Restructuring Fund (13).

                           (h)      Revised Form of Shareholder Servicing Agreement (for institutions covered by the USA PATRIOT
                                    Act) (14).

                           (i)      Revised Form of Shareholder Servicing Agreement (for institutions not covered by the USA PATRIOT
                                    Act) (14).

                           (j)      Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds,
                                    Inc., Excelsior Funds Trust, The Chase Manhattan Bank and the other lenders thereunder (6).

                           (k)      First Amendment dated February 28, 2001 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, The Chase Manhattan
                                    Bank and the other lenders thereunder (11).

                           (l)      Second Amendment dated July 10, 2001 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, The Chase Manhattan
                                    Bank and the other lenders thereunder (11).

                           (m)      Third Amendment dated February 27, 2002 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase and
                                    the other lenders thereunder (12).

                           (n)      Form of Waiver and Reimbursement Agreement among Registrant, United States Trust Company of New
                                    York and U.S. Trust Company (12).

                           (o)      Revised Form of Shareholder Servicing Agreement (Late Trading) (11).

                  (14)     (a)      Consent of Ernst & Young LLP (14).

                           (b)      Consent of Drinker Biddle & Reath LLP is included in Exhibit 11.

                  (15)              None.

                  (16)              None.

                  (17)     (a)      Form of Proxy (14).

                           (b)      Prospectus dated August 1, 2002 for the International, Latin America, Pacific/Asia, Pan European
                                    and Emerging Markets Funds (14).

                           (c)      Statement of Additional Information dated August 1, 2002 for the International, Latin America,
                                    Pacific/Asia, Pan European and Emerging Market Funds (14).


                           (d)      International Equity Portfolios Annual Report dated March 31, 2002 (14).

                           (e)      International Equity Portfolios Semi-Annual Report dated September 31, 2002 (14).

Notes:
-----
(1)      Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A
         filed July 31, 1996.

(2)      Incorporated herein by reference to Registrant's Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A
         filed October 8, 1997.

(3)      Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A
         filed March 13, 1998.

(4)      Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed April 5, 1999.

(5)      Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A
         filed July 29, 1999.

(6)      Incorporated herein by reference to Registrant's Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A
         filed January 4, 2000.

(7)      Incorporated herein by reference to Registrant's Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A
         filed February 8, 2000.

(8)      Incorporated herein by reference to Registrant's Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A
         filed May 26, 2000.

(9)      Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A
         filed on July 28, 2000.

(10)     Incorporated herein by reference to Registrant's Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A
         filed on December 27, 2000.

(11)     Incorporated herein by reference to Registrant's Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A
         filed on July 30, 2001.

(12)     Incorporated herein by reference to Registrant's Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A
         filed on July 31, 2002.

(13)     Incorporated herein by reference to Registrant's Post-Effective Amendment No. 45 to its Registration Statement on Form N-1A
         filed on August 1, 2002.

(14)     Filed herewith.

Item 17  Undertakings
         ------------


         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES
                                   ----------

                  As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 2nd day of December 2002.

                                         EXCELSIOR FUNDS, INC.
                                         Registrant

                                          /s/ Stephen C. Hassenfelt
                                         --------------------------------
                                         Stephen C. Hassenfelt, President
                                         (Signature and Title)

                  As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

       Signature                                     Title                                       Date
       ---------                                     -----                                       ----
/s/ Stephen C. Hassenfelt
-------------------------------                      President                                   December 2, 2002
Stephen C. Hassenfelt

/s/ Brian F. Schmidt                                 Treasurer                                   December 2, 2002
-------------------------------
Brian F. Schmidt

/s/ Frederick S. Wonham                              Chairman of the Board                       December 2, 2002
-------------------------------
Frederick S. Wonham

/s/ Morrill Melton Hall                              Director                                    December 2, 2002
-------------------------------
Morrill Melton Hall

/s/ Jonathan Piel                                    Director                                    December 2, 2002
-------------------------------
Jonathan Piel

/s/ Rodman L. Drake                                  Director                                    December 2, 2002
-------------------------------
Rodman L. Drake

/s/ Ralph E. Gomory                                  Director                                    December 2, 2002
-------------------------------
Ralph E. Gomory

/s/ Roger M. Lynch                                   Director                                    December 2, 2002
-------------------------------
Roger M. Lynch

                                  Exhibit Index
                                  -------------

(4) Plan of Reorganization, filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

(11)              Opinion and Consent of Drinker Biddle & Reath LLP.

(12)              Opinion of Drinker Biddle & Reath LLP as to tax consequences.

(14)     (a)      Consent of Ernst & Young LLP.

(17)     (a)      Form of Proxy.

         (b) Prospectus dated August 1, 2002 for the International, Latin America, Pacific/Asia, Pan European and Emerging Markets Funds of Excelsior Funds, Inc.

         (c) Statement of Additional Information dated August 1, 2002 with respect to Excelsior Funds, Inc.'s International, Latin America, Pacific/Asia, Pan European and Emerging Markets Funds.

         (d)      International Equity Portfolios Annual Report dated
                  March 31, 2002.

         (e) International Equity Portfolios Semi-Annual Report dated September 30, 2002.


                                     - 1 -